CREDIT RISK MANAGEMENT	12 Months Ended
Dec. 31, 2019
Credit Risk Management
CREDIT RISK MANAGEMENT

Credit risk refers to the risk that counterparty may default on its contractual obligations resulting in financial loss to Hudson.

Almost all Hudson sales are retail sales made against cash or internationally recognized credit / debit cards. The remaining credit risk is in relation to refunds from suppliers and guarantee deposits.

The credit risk on cash deposits or derivative financial instruments relates to banks or financial institutions. Hudson monitors the credit ranking of these institutions and does not expect defaults from non-performance of these counterparties.

The main banks where Hudson keeps net assets positions hold a credit rating of A – or higher.

35.1 MAXIMUM CREDIT RISK

The carrying amount of financial assets recorded in the financial statements, after deduction of any allowances for losses, represents Hudson’s maximum exposure to credit risk.